Long-Term Debt	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Long-Term Debt	Long-Term Debt
Liabilities for the Company’s debt are primarily carried at an amount equal to the principal balance net of any unamortized original issuance discount or premium. Original issuance discount or premium and any debt issue costs, if applicable, are recognized as a component of interest expense over the period the debt is expected to be outstanding.

The aggregate carrying value of long-term debt was as follows (in millions):

	December 31,
	2022	2021
Long-Term Debt
Senior Notes due 2023	$598	$596
Senior Notes due 2027	397	—
Senior Notes due 2031	493	495
Senior Notes due 2032	347	—
Senior Notes due 2051	488	490
Term loan due 2023	—	751
Surplus notes	250	250
FHLBI bank loans	62	67
Total long-term debt	$2,635	$2,649
The following table presents the contractual maturities of the Company's long-term debt as of December 31, 2022: (in millions):

	Calendar Year
	2023	2024	2025	2026	2027 and thereafter	Total
Long-term debt	$598	$—	$—	$—	$2,037	$2,635

Senior Notes

On June 8, 2022, the Company issued $750 million aggregate principal amount of its senior unsecured notes, consisting of $400 million aggregate principal amount of 5.170% Senior Notes due June 8, 2027, and $350 million aggregate principal amount of 5.670% Senior Notes due June 8, 2032. The net proceeds of these notes were used, together with cash on hand, to repay the Company’s $750 million aggregate principal senior unsecured amount term loan due February 2023 (the “2023 DDTL Facility”).

On November 23, 2021, the Company issued $1.6 billion aggregate principal amount of its senior unsecured notes consisting of $600 million aggregate principal amount of 1.125% Senior Notes due November 22, 2023, $500 million aggregate principal amount of 3.125% Senior Notes due November 23, 2031, and $500 million aggregate principal amount of 4.000% Senior Notes due November 23, 2051. The proceeds of these notes were used, together with cash on hand, to repay the Company’s $1.6 billion aggregate principal amount senior unsecured term loan due May 2022 (the “2022 DDTL Facility”), as described below.

Term Loans

On February 22, 2021, the Company entered into a $1.7 billion 2022 DDTL Facility and a $1.0 billion 2023 DDTL Facility (the “DDTL Credit Facilities”) with a syndicate of banks. On September 10, 2021, the Company borrowed an aggregate principal amount of $2.4 billion under the DDTL Credit Facilities as follows: $1.6 billion under the 2022 DDTL Facility and $750 million under the 2023 DDTL Facility. The proceeds of those borrowings were used for general corporate purposes, including liquidity at the holding company and capitalization of the insurance subsidiaries. Under the terms of the DDTL Credit Facilities, subject to certain exceptions, 100% of the net cash proceeds from any subsequent debt issuance, preferred equity issuance or hybrid instrument issuance by the Company or its subsidiaries will be required to be applied (i) first to prepay the 2022 DDTL Facility and (ii) thereafter, to prepay the 2023 DDTL Facility. As noted above, both term loans have been retired through the application of the proceeds from senior unsecured notes and cash on hand.

Revolving Credit Facility

On February 22, 2021, the Company entered into loan facilities including a $1.0 billion revolving credit facility (the “2021 Revolving Credit Facility”) with a syndicate of banks. The 2021 Revolving Credit Facility provides liquidity backstop. At December 31, 2022, the Company has zero outstanding against the 2021 Revolving Credit Facility.

On February 24, 2023, the Company replaced the 2021 Revolving Credit Facility that was due to expire in February 2024 and entered into a revolving credit facility (the "2023 Revolving Credit Facility") with a syndicate of banks and Bank of America, N.A., as Administrative Agent. The 2023 Revolving Credit Facility provides for borrowings for working capital and other general corporate purposes under aggregate commitments of $1.0 billion, with a sub-limit of $500 million available for letters of credit. The 2023 Revolving Credit Facility further provides for the ability to request, subject to customary terms and conditions, an increase in commitments thereunder by up to an additional $500 million.

The credit agreement for the 2023 Revolving Credit Facility contains financial maintenance covenants, including a minimum adjusted consolidated net worth test of no less than 70% of our adjusted consolidated net worth as of September 30, 2022 (plus (to the extent positive) or minus (to the extent negative) 70% of the impact on such adjusted consolidated net worth resulting from the application of a one-time transition adjustment for the LDTI accounting change for insurance contracts, and plus 50% of the aggregate amount of any increase in adjusted consolidated net worth resulting from equity issuances by the Company and its consolidated subsidiaries after September 30, 2022), and a maximum consolidated indebtedness to total capitalization ratio test not to exceed 35%. Commitments under the 2023 Revolving Credit Facility terminate on February 24, 2028.
Surplus Notes

Under Michigan insurance law, for statutory reporting purposes, the surplus notes are not part of the legal liabilities of the Company and are considered surplus funds. Payments of interest or principal may only be made with the prior approval of the Michigan Director of Insurance and only out of surplus earnings which the director determines to be available for such payments under Michigan insurance law.

On March 15, 1997, the Company, through its subsidiary, Jackson, issued 8.2% surplus notes in the principal amount of $250 million due March 15, 2027. These surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims and may not be redeemed at the option of the Company or any holder prior to maturity. Interest is payable semi-annually on March 15th and September 15th of each year. Interest expense on the notes was $20 million, $20 million, and $21 million for the years ended December 31, 2022, 2021 and 2020, respectively.

FHLB Loans

The Company received loans of $50 million from the FHLBI under its community investment program in both 2015 and 2014, which amortize on a straight-line basis over the loan term. The weighted average interest rate on these loans was 1.7% and 0.1% for the years ended December 31, 2022 and 2021, respectively.
The outstanding balance on these loans was $62 million and $67 million at December 31, 2022 and 2021, respectively. At December 31, 2022 and 2021, the loans were collateralized by mortgage-related securities and commercial mortgage loans with a carrying value of $96 million and $95 million, respectively.